UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2016

SANTANDER DRIVE AUTO RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number: 333-180147

Central Index Key Number: 0001383094

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2014-1

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number: 333-180147-09

Central Index Key Number: 0001595239

SANTANDER CONSUMER USA INC.

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number: 0001540151

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

37-6560946

(Registrant’s I.R.S. Employer Identification No.)

Santander Drive Auto Receivables LLC 1601 Elm Street, Suite 800 Dallas, Texas	75201
(Address of Registrant’s Principal Executive Offices)	(Zip Code)

(214) 292-1930

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 3, 2016, Santander Drive Auto Receivables LLC and Santander Consumer USA Inc. entered into an amendment to the Sale and Servicing Agreement dated January 15, 2014.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The Registrant is filing, as Exhibit 10.5 hereto, the First Amendment to the Sale and Servicing Agreement

Exhibit No.	Document Description

10.5	First Amendment to the Sale and Servicing Agreement, dated November 3, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2016	SANTANDER DRIVE AUTO RECEIVABLES LLC

	By:	/s/ Mark McCastlain
	Name:	Mark McCastlain
	Title:	Vice President

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